EXHIBIT 32

                     LIFESTYLE INNOVATIONS, INC FORM 10-QSB
                      FOR THE QUARTER ENDED MARCH 31, 2005
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF ACCOUNTING OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Johnson, certify that

1. I am the Acting Chief Executive Officer and principal accounting officer of Lifestyle Innovations, Inc.
2. Attached to this certification is Form 10-QSB for the quarter ended March 31, 2005, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains condensed consolidated financial statements.
3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
         o The periodic report containing the condensed consolidated financial statements fully complies with the requirements of
                  Section 13(a) or 15(d) of the Exchange Act, and
         o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.

May 18, 2005                                          /s/ Paul Johnson
                                                      ----------------
                                                      Paul Johnson
                                                      President, Acting CEO
                                                      (and equivalent of CFO)


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Lifestyle Innovations, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.